EXHIBIT 99


                 Jefferies Announces All-Time Record
     Quarterly Net Revenues, Net Earnings and Earnings Per Share

                  Record net revenues of $419 million

                  Record net earnings of $62 million

                  Record earnings per share of $0.42


    NEW YORK--(BUSINESS WIRE)--April 17, 2007--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the first quarter ended March 31, 2007.

    Highlights for the record first quarter ended March 31, 2007:

    -- Net revenues were a record $418.8 million, compared to $415.4 million for the first quarter of 2006.

    -- Net earnings were a record $62.3 million, compared to $58.4 million for the first quarter of 2006.

    -- Earnings per share (diluted) were a record $0.42, compared to $0.41 for the first quarter of 2006.

    -- Investment banking revenues were a record $170.1 million compared to $127.7 million for the first quarter of 2006.

    "This was the strongest investment banking quarter in Jefferies' history and our second best overall trading quarter ever. I'd like to thank all of our clients and employee-partners for their confidence and dedication," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.

    "We are very pleased to have delivered solid sequential growth during this past quarter and, more importantly, to have exceeded the exceptional results of last year's first quarter," added Brian P.
Friedman, Chairman, Executive Committee of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the first quarter ended March 31, 2007 will be held April 17 at 9:00 AM Eastern and can be accessed at (706) 634-9290. A replay of the call will be available approximately two hours post-call at (402) 977-9140 (reservation number: 21335503). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:30 AM Eastern on April 17.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for 45 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).



               JEFFERIES GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF EARNINGS
          (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                                 Three Months Ended
                                                ---------------------
                                                 March 31,  March 31,
                                                   2007       2006
                                                ---------- ----------

 Revenues:
   Commissions                                  $  77,032  $  69,002
   Principal transactions                         144,449    159,980
   Investment banking                             170,115    127,734
   Asset management fees and investment
income from managed funds                          22,485     40,822
   Interest                                       201,162    113,760
   Other                                            8,041     12,779
                                                ---------- ----------
   Total revenues                                 623,284    524,077
 Interest expense                                 204,475    108,663
                                                ---------- ----------
 Revenues, net of interest expense                418,809    415,414
                                                ---------- ----------

 Non-interest expenses:
   Compensation and benefits                      227,666    232,734
   Floor brokerage and clearing fees               14,582     13,933
   Technology and communications                   22,157     19,245
   Occupancy and equipment rental                  18,171     15,172
   Business development                            13,109     12,603
   Other                                           19,631     24,320
                                                ---------- ----------
   Total non-interest expenses                    315,316    318,007
                                                ---------- ----------

 Earnings before income taxes, minority
interest and cumulative effect of change
in accounting principle                           103,493     97,407
 Income taxes                                      40,658     38,432
                                                ---------- ----------
 Earnings before minority interest and
cumulative effect of change in
accounting principle                               62,835     58,975
 Minority interest in earnings of
consolidated subsidiaries, net                        576      2,134
                                                ---------- ----------
 Earnings before cumulative effect of
change in accounting principle, net                62,259     56,841
 Cumulative effect of change in accounting
  principle                                            --      1,606
                                                ---------- ----------
   Net earnings                                 $  62,259  $  58,447
                                                ========== ==========

 Earnings per share:
 Basic-
 Earnings before cumulative effect of
change in accounting principle, net             $    0.44  $    0.44
 Cumulative effect of change in accounting
  principle                                            --       0.01
                                                ---------- ----------
   Net earnings                                 $    0.44  $    0.45
                                                ========== ==========

 Diluted-
 Earnings before cumulative effect of
change in accounting principle, net             $    0.42  $    0.40
 Cumulative effect of change in accounting
  principle                                            --       0.01
                                                ---------- ----------
   Net earnings                                 $    0.42  $    0.41
                                                ========== ==========

 Weighted average shares:
   Basic                                          140,897    130,358
   Diluted                                        152,058    142,942

 Effective Tax Rate                                  39.3%      39.5%

 * All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split effected as a stock dividend on May 15, 2006.




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION

           (Dollars in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                             Quarters ended
                                  ------------------------------------
                                   3/31/2007  12/31/2006  9/30/2006
                                   ---------- ----------- ----------
 Statement of Earnings
----------------------------------
 Revenues, net of interest expense  $418,809    $374,235   $340,610
 Non-interest expenses:
  Compensation and benefits          227,666     197,425    184,421
  Non-personnel expenses              87,650      82,615     79,852
                                   ---------- ----------- ----------
 Earnings before income taxes,
minority interest and cumulative
effect of change in accounting
principle                            103,493      94,195     76,337
 Income taxes                         40,658      38,018     29,734
                                   ---------- ----------- ----------
 Earnings before minority interest
and cumulative effect of change
in accounting principle               62,835      56,177     46,603
 Minority interest in earnings of
consolidated subsidiaries, net           576         394        663
                                   ---------- ----------- ----------
 Earnings before cumulative effect
of change in accounting principle     62,259      55,783     45,940
 Cumulative effect of change in
accounting principle                      --          --         --
                                   ---------- ----------- ----------
    Net earnings                     $62,259     $55,783    $45,940
                                   ========== =========== ==========

 Diluted earnings per share            $0.42       $0.38      $0.32
                                   ========== =========== ==========

 Financial Ratios
----------------------------------
 Pretax operating margin                24.7%       25.2%      22.4%
 Compensation and benefits / net
  revenues                              54.4%       52.8%      54.1%
 Effective tax rate                     39.3%       40.4%      39.0%

                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION

           (Dollars in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                              Quarters ended
                                    ----------------------------------
                                     6/30/2006  3/31/2006  12/31/2005
                                    ----------- ---------- -----------
 Statement of Earnings
------------------------------------
 Revenues, net of interest expense    $327,343   $415,414    $342,852
 Non-interest expenses:
  Compensation and benefits            176,675    232,734     188,933
  Non-personnel expenses                69,953     85,273      75,532
                                    ----------- ---------- -----------
 Earnings before income taxes,
minority interest and cumulative
effect of change in accounting
principle                               80,715     97,407      78,387
 Income taxes                           31,357     38,432      30,880
                                    ----------- ---------- -----------
 Earnings before minority interest
and cumulative effect of change
in accounting principle                 49,358     58,975      47,507
 Minority interest in earnings of
consolidated subsidiaries, net           3,778      2,134         768
                                    ----------- ---------- -----------
 Earnings before cumulative effect
of change in accounting principle       45,580     56,841      46,739
 Cumulative effect of change in
accounting principle                        --      1,606          --
                                    ----------- ---------- -----------
    Net earnings                       $45,580    $58,447     $46,739
                                    =========== ========== ===========

 Diluted earnings per share              $0.32      $0.41       $0.34
                                    =========== ========== ===========

 Financial Ratios
------------------------------------
 Pretax operating margin                  24.7%      23.4%       22.9%
 Compensation and benefits / net
  revenues                                54.0%      56.0%       55.1%
 Effective tax rate                       38.8%      39.5%       39.4%




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                  (Dollars and Shares in Thousands)
                             (Unaudited)

                                               Quarters ended
                                      --------------------------------
                                      3/31/2007 12/31/2006 9/30/2006
                                      --------------------------------
Revenues by Source
--------------------------------------
Equities                               $173,057   $151,974  $112,635
Fixed Income & Commodities               56,465     42,942    62,059
                                      --------------------------------
  Total                                 229,522    194,916   174,694
Investment banking                      170,115    145,167   144,763
Asset management fees and investment
 income
  from managed funds:
Asset management fees                     9,451     14,190     6,345
Investment income from managed funds     13,034     15,228    10,438
                                      --------------------------------
Total                                    22,485     29,418    16,783
Interest                                201,162    143,847   132,424
                                      --------------------------------
  Total revenues                       $623,284   $513,348  $468,664
                                      ================================

Other Data
--------------------------------------
Number of trading days                       61         63        63
Average employees                         2,265      2,239     2,212
Common shares outstanding               124,238    119,547   118,876
Weighted average shares:
Basic                                   140,897    136,438   135,140
Diluted                                 152,058    150,599   148,908

As of March 31, 2007, stockholders' equity amounted to $1.7 billion, resulting in book value of $13.60 per share.

                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                  (Dollars and Shares in Thousands)
                             (Unaudited)

                                               Quarters ended
                                      --------------------------------
                                       6/30/2006 3/31/2006 12/31/2005
                                      --------------------------------
Revenues by Source
--------------------------------------
Equities                                $101,173  $173,109   $111,806
Fixed Income & Commodities                71,636    68,652     42,448
                                      --------------------------------
  Total                                  172,809   241,761    154,254
Investment banking                       122,932   127,734    167,497
Asset management fees and investment
 income
  from managed funds:
Asset management fees                      8,918    26,009      8,215
Investment income from managed funds      13,609    14,813     10,452
                                      --------------------------------
Total                                     22,527    40,822     18,667
Interest                                 138,851   113,760     91,315
                                      --------------------------------
  Total revenues                        $457,119  $524,077   $431,733
                                      ================================

Other Data
--------------------------------------
Number of trading days                        63        62         63
Average employees                          2,078     2,030      2,013
Common shares outstanding                118,540   118,502    116,221
Weighted average shares:
Basic                                    133,621   130,358    125,971
Diluted                                  147,605   142,942    137,959

As of March 31, 2007, stockholders' equity amounted to $1.7 billion, resulting in book value of $13.60 per share.


                                *******


    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338